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                                                                  EXHIBIT 10.7.1


                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

                  FIRST AMENDMENT, dated as of December 31, 1998 (this "First Amendment"), to the Credit Agreement, dated as of July 23, 1997 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among GENERAL SEMICONDUCTOR, INC., a Delaware corporation (the "Company"), the several lenders from time to time parties thereto (the "Banks"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and the financial institutions named therein as co-agents for the Banks (in such capacity, collectively, the "Co-Agents"; each, individually, a "Co-Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Banks, the Administrative Agent and the Co-Agents are parties to the Credit Agreement;

                  WHEREAS, the Company has requested that the Banks amend the Credit Agreements as set forth herein;

                  WHEREAS, the Banks, the Administrative Agent and the Co-Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Banks, the Administrative Agent and the Co-Agents hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments to Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting clause (b) from the definition of "Available Revolving Credit Commitments" and substituting therefor the phrase "(b) the Aggregate Extensions of Credit".

                  (b) The definitions of "Consolidated EBITDA" in subsection 1.1 of the Credit Agreement is hereby amended (other than for purposes of calculating the Applicable Margin) by (i) deleting the proviso clause, (ii) amending the phrase "and (d)" appearing therein to read ", (d)" and (iii) inserting the following new clause at the end thereof.

                  and (e) all of the Company's restructuring and other charges associated with the restructuring of the Company's operations in an aggregate amount not to exceed $14 million for the quarter ending December 31, 1998;

                  (c) Subsection 1.1 of the Credit Agreement is hereby amended by deleting from the definition of "Consolidated Total Indebtedness" the phrase ", excluding to the extent otherwise included the Taiwan Mortgage Indebtedness" and deleting the comma after the word "GAAP" and substituting in lieu thereof a period.

                  (d) Subsection 1.1 of the Credit Agreement is amended by deleting the definitions "Taiwan Mortgage Indebtedness" and "Taiwan Mortgaged Real Property".
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                  (e) Subsection 5.2 of the Credit Agreement is hereby amended by deleting from paragraph (e) thereof the phrase ", other than the Taiwan Mortgage Indebtedness".

                  (f) Subsection 7.2 of the Credit Agreement is amended by deleting clause (h) and substituting therefor the phrase "(h) INTENTIONALLY OMITTED;".

                  (g) Subsection 7.6 of the Credit Agreement is hereby amended by deleting from paragraph (c) the amounts "$100,000,000" and "$250,000,000" and substituting therefor the amounts "$30,000,000" and "$100,000,000", respectively.

                  (h) Subsection 7.9 of the Credit Agreement is hereby amended by deleting such subsection and substituting therefor the following:

                  7.9 Maintenance of Leverage Ratio. Permit (a) as of the last day of any fiscal quarter ending on or before March 31, 1999, the Leverage Ratio to be greater than 4.0 to 1.0, (b) as of the last day of the fiscal quarter ending June 30, 1999, the Leverage Ratio to be greater than 3.85 to 1.0 and (c) as of the last day of any fiscal quarter ending after June 30, 1999, the Leverage Ratio to be greater than 3.5 to 1.0.

                  (i) Subsection 7.14 of the Credit Agreement is hereby amended by deleting clause (b) and substituting therefor the phrase "(b) INTENTIONALLY OMITTED;".

                  3. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement. The Company represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

                  4. Effectiveness. Upon receipt of the Administrative Agent of counterparts of this First Amendment duly executed by the Company and the Required Banks, this First Amendment shall become effective as of the date (the "Effective Date") that is the later of (i) the date of receipt by the Administrative Agent of such counterparts, and (ii) December 31, 1998.

                  5. Amendment Fee. The Borrower will pay to the Administrative Agent, for the account of each Lender which executes and returns this First Amendment to the Administrative Agent on or prior to the Effective Date, an amendment fee equal to .15% of the Revolving Credit Commitment of such Lender, such fee to be payable on the Effective Date.

                  6. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver of consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks, the Administrative Agent or the Co-Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  7. Counterparts. This First Amendment may be executed by the parties hereto in any member of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

                  8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                  IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS FIRST
AMENDMENT TO BE DULY EXECUTED AND DELIVERED IN NEW YORK, NEW YORK BY THEIR RESPECTIVE PROPER AND DULY AUTHORIZED OFFICERS AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                   GENERAL SEMICONDUCTOR, INC.

                                   BY:      /S/ MICHAEL C. SMILEY
                                       -----------------------------------------
                                            TITLE: VICE PRESIDENT AND TREASURER


                                   THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE
                                   AGENT, AS A CO-AGENT AND AS A BANK

                                   BY:      /S/ STEVEN J. FALKSTEAD
                                       -----------------------------------------
                                            TITLE: VICE PRESIDENT


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, AS A CO-AGENT AND AS A
                                   BANK

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   BANK OF MONTREAL, AS A CO-AGENT AND AS A BANK

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   THE BANK OF NOVA SCOTIA, AS A CO-AGENT AND AS A BANK

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:
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                                   CIBC INC., AS A CO-AGENT AND AS A BANK

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   CREDIT LYONNAIS NEW YORK BRANCH, AS A CO-
                                   AGENT AND AS A BANK

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   FLEET NATIONAL BANK, AS A CO-AGENT AND AS A
                                   BANK

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   WACHOVIA BANK, N.A., AS A CO-AGENT AND AS A
                                   BANK

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   THE BANK OF NEW YORK

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:
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                                   BANKBOSTON, N.A.

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   BANQUE NATIONALE DE PARIS

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   PARIBAS

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   CREDIT AGRICOLE INDOSUEZ

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:
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                                   THE SANWA BANK LIMITED, CHICAGO BRANCH

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   SOCIETE GENERALE, NEW YORK BRANCH

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE:


                                   THE SUMITOMO BANK, LTD., CHICAGO BRANCH

                                   BY:      /S/
                                       -----------------------------------------
                                            TITLE: